Exhibit 10.19

REDACTED

SECOND AMENDMENT TO ENERGY MANAGEMENT AGREEMENT

This Second Amendment to Energy Management Agreement is entered into by and between KGen Murray I and II LLC (“Owner”) and Fortis Energy Marketing & Trading GP, successor in interest to The Cincinnati Gas &. Electric Company (“Energy Manager”).

WHEREAS, Owner and Energy Manager are parties to that certain Energy Management Agreement dated August 17, 2004, as amended (the “Agreement”);

WHEREAS, by amendment dated July 25, 2007, Owner and Energy Manager extended the term of the Agreement and revised the Murray I Monthly Management Fee and the Murray II Management Fee under the Agreement; and

WHEREAS, Owner and Energy Manager’s agreement to the above revised Management Fees was, in part, in consideration of the anticipated execution of Energy Management Agreements between Energy Manager and affiliates of Owner (“Owner Affiliates”) providing for services to be performed by Energy Manager with respect to generation facilities that were expected to be acquired by such Owner Affiliates; and

WHEREAS, the acquisition of such generation facilities by the respective Owner Affiliates was not consummated as contemplated by Owner and Energy Manager; and

WHEREAS, the parties hereto desire to further amend the Agreement to revise the Murray I Monthly Management Fee and the Murray II Management Fee as provided herein;

NOW THEREFORE, for and in consideration of the agreements herein made and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Agreement as follows:

2.                         Section 6.1 Management Fees, Subsection (a) (ii), is deleted in its entirety and replaced by the following:

“(ii) for each month commencing with June 2005, and continuing until August 31, 2007, [***] for Murray I (the “Post-PPA Murray I Monthly Management Fee” and, together with the “Pre-PPA Murray I Monthly Management Fee, the “Murray I Monthly Management Fee”). Effective as of September 1, 2007, and continuing until October 31, 2007, the Murray I Monthly Management Fee shall be equal to [***] Effective as of November 1, 2007 and continuing for the remainder of the term of this Agreement, the Murray I Monthly Management Fee shall be equal to [***]

3.                         Section 6.1 Management Fees, Subsection (b) is deleted in its entirety and replaced by the following:

*** Certain information on this page has been omitted and filed separately with the SEC.  Confidential treatment has been requested with respect to the omitted portions.

“effective as of the Effective Date and continuing until August 31, 2007 with respect to Services to be provided in respect of Murray II, the greater of [***] “Murray II Fixed Dollar Portion”) or (ii) [***] of the monthly Generation Margin for Murray II (the “Murray II Monthly Management Fee”). Effective as of September 1, 2007 and continuing until October 31, 2007, the Murray II Monthly Management Fee shall be equal to the greater of (i) [***] “Murray II Fixed Dollar Portion”) or (ii) [***] of the monthly Generation Margin for Murray II. Effective as of November 1, 2007 and continuing for the remainder of the term of this Agreement, the Murray II Monthly Management Fee shall be equal to the greater of (i) [***] (“Murray II Fixed Dollar Portion”) or (ii) [***] of the monthly Generation Margin for Murray II.”

4.                         Except as amended hereby, all terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Energy Management Agreement in multiple originals, effective as of November 1, 2007.

KGen Murray I and II LLC		Fortis Energy Marketing & Trading GP

By:	/s/ James H. Sweeney	By:	/s/ Jack L. Farley
Name:	James H. Sweeney	Name:	Jack L. Farley
Title:	SR VICE PRESIDENT	Title:	Managing Director

		By:	/s/ Frank Vickers
		Name:	Frank Vickers
		Title:	Managing Director

*** Certain information on this page has been omitted and filed separately with the SEC.  Confidential treatment has been requested with respect to the omitted portions.